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                                                                   EXHIBIT 10.43

                           SIXTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of February 9, 2001 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement dated as of September 30, 2000, the Fifth Amendment to Amended and Restated Credit Agreement, dated as of January 10, 2001, and as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower has suffered, and expects to continue to suffer, certain losses from its operations in Europe, the Middle East and Africa and plans to incur certain restructuring charges and expenses with respect to its operations;

         WHEREAS, the Borrower desires to have the ability to borrow new Loans and have additional Letters of Credit issued on its behalf;

         WHEREAS, the Borrower desires the amendment and/or waiver of certain provisions of the Credit Agreement in connection with the foregoing; and

         WHEREAS, the requisite Lenders are willing, on and subject to the terms and conditions set forth below (including, without limitation, an increase in the Applicable Margin), to amend and waive certain provisions of the Credit Agreement as provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");


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         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the requisite Lenders hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the fifth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION I.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

               WAIVER AND AMENDMENTS TO CREDIT AGREEMENT; CONSENT

         SECTION II.1. Waiver. (a) Subject to the satisfaction of the conditions set forth in Article III, the Lenders hereby waive compliance by the Borrower with (i) the provisions of clauses (b) and (c) of Section 8.2.4 of the Credit Agreement with respect to the third and fourth Fiscal Quarters of the 2000 Fiscal Year and each Fiscal Quarter of the 2001 Fiscal Year and (ii) clause (a) of Section 8.2.4 of the Credit Agreement.

         (b) Clause (a) of this Section 2.1 shall be limited precisely as written and relates solely to noncompliance by the Borrower with the provisions of clauses (a), (b) and (c) of Section 8.2.4 of the Credit Agreement in the manner and to the extent set forth above, and nothing in this Amendment shall be deemed to constitute a waiver of compliance by the Borrower with respect



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to (A) clauses (b) and (c) of Section 8.2.4 of the Credit Agreement for any
period other than the third and fourth Fiscal Quarters of the 2000 Fiscal Year or any Fiscal Quarter of the 2001 Fiscal Year or (B) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein or relating thereto or prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or relating thereto.

         SECTION II.2. Amendments. Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Section 2.2.

         SECTION II.2.1. Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended as follows:

                  (a) by inserting in such Section the following definitions in the appropriate alphabetical order:

                           "`Initial 13-Week Consolidated Cash Flow Projections'
                  means the 13-Week Consolidated Cash Flow Projections for the period ending May 4, 2001, furnished to the Lenders on February 7, 2001.

                           "`Lender Committee Member' means each of (i) Credit
                  Suisse First Boston, Bank of America, N.A., General Electric Capital Corporation and Bank United and (ii) in the event any of the foregoing resigns or is no longer a Lender or an Affiliate of a Lender, any other Lender selected by the Administrative Agent that consents to such selection; provided that the aggregate number of Persons serving at any time as Lender Committee Members shall not exceed five."

                            "`Loan Availability Amount' means, on any date
                  occurring during (i) the calendar month of February, 2001, the lesser of (x) $10,000,000 and (y) the Loan Commitment Amount,
                  (ii) the calendar month of March, 2001 or the first Fiscal Quarter of any Fiscal Year thereafter, the Loan Commitment Amount, and (iii) the second, third or fourth Fiscal Quarter of any Fiscal Year, $0; provided, however, that the Loan Availability Amount shall be $0 at any time that a Required Seasonal Facility is not in effect."

                           "`Permitted 4Q 2000 Restructuring Expenses' means the
                  extraordinary and non-recurring expenses or charges detailed in Schedule VII hereto."

                           "`Permitted Letters of Credit' means


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                                    (a)      an Enhancement Letter of Credit or
                           Enhancement Letters of Credit issued (i) with an aggregate Stated Amount not exceeding the sum of (A) the Stated Amount (or the allocable portion of such Stated Amount) of the outstanding Enhancement Letter of Credit or Enhancement Letters of Credit (as in effect immediately prior to the expiry or termination thereof) issued in support of the medium term notes to be refinanced by TFFC's initial issuance of medium term notes in Fiscal Year 2001 (the "2001-1 MTN Program") (provided that the previously issued Enhancement Letter of Credit or Enhancement Letters of Credit described in the preceding clause (A) are terminated or the aggregate Stated Amount thereof is permanently reduced (other than pursuant to a drawing) by the aggregate amount described in such clause (A)) and (B) the lesser of $24,000,000 and 6.0% of the aggregate principal amount of the medium term notes to be so issued and (ii) in support of the medium term notes issued in the 2001-1 MTN Program (such 2001-1 MTN Program to have terms and conditions reasonably satisfactory to the Administrative Agent or, if the Administrative Agent is the lead underwriting or placement agent for such medium term notes, the Lender Committee Members (other than the Administrative Agent) holding a majority of the Commitment Amount held in the aggregate by them); provided, however, that no such Enhancement Letter of Credit or Enhancement Letters of Credit utilizing the amount set forth in clause (i)(B) of this paragraph may be issued unless a Required Seasonal Facility is in effect;

                                    (b)      an Enhancement Letter of Credit or
                           Enhancement Letters of Credit issued (i) with an aggregate Stated Amount not exceeding the sum of (A) the Stated Amount of (or the allocable portion of such Stated Amount) of the outstanding Enhancement Letter of Credit or Enhancement Letters of Credit (as in effect immediately prior to the expiry or termination thereof) issued in support of the medium term notes to be refinanced by TFFC's second issuance of medium term notes in Fiscal Year 2001 (the "2001-2 MTN Program") (provided that the previously issued Enhancement Letter of Credit or Enhancement Letters of Credit described in the preceding clause (A) are terminated or the aggregate Stated Amount thereof is permanently reduced (other than pursuant to a drawing) by the aggregate amount described in such clause (A)) and (B) the lesser of (x) the excess of $66,000,000 over the amount determined pursuant to clause (B) of the preceding paragraph (a) and (y) 6.0% of the aggregate principal amount of the medium term notes to be so issued and (ii) in support of the medium term notes issued in the 2001-2 MTN Program (such 2001-2 MTN Program to have terms and conditions reasonably satisfactory to the Administrative Agent or, if the


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                           Administrative Agent is the lead underwriting or
                           placement agent for such medium term notes, the Lender Committee Members (other than the Administrative Agent) holding a majority of the Commitment Amount held in the aggregate by them); provided, however, that no such Enhancement Letter of Credit or Enhancement Letters of Credit utilizing the amount set forth in clause (i)(B) of this paragraph may be issued unless (x) a Required Seasonal Facility is in effect and (y) (1) Budget Funding Corporation has successfully renewed its commercial paper program for another 364-day period and has received the benefits of a 364-day committed liquidity facility of at least $400,000,000 in order to provide liquidity support to Budget Funding Corporation's commercial paper program pursuant to terms and conditions reasonably satisfactory to the Administrative Agent or, if the Administrative Agent is the lead arranger or agent for such liquidity facility, the Lender Committee Members (other than the Administrative Agent) holding a majority of the Commitment Amount held in the aggregate by them or (2) in the event Budget Funding Corporation has not renewed its commercial paper program in accordance with the terms of the immediately preceding clause (1) (which failure would include a renewal of the commercial paper program with a committed liquidity facility of less than $400,000,000), the Borrower or any of its Subsidiaries has received the benefits of a committed financing facility for the acquisition of Vehicles in an aggregate amount that is not less than the amount that would be necessary to acquire the Vehicles for use in the United States that would have otherwise been acquired if such commercial paper program had been successfully renewed in accordance with the terms of the immediately preceding clause (1) from financing source(s) reasonably satisfactory to each Lender Committee Member pursuant to terms and conditions reasonably satisfactory to each Lender Committee Member (each such financing facility, a "Replacement Facility"); and

                                    (c)      a General Letter of Credit or
                           General Letters of Credit issued with an aggregate Stated Amount which, when added to the aggregate Stated Amount at the time of such issuance of all other General Letters of Credit then outstanding, does not exceed the sum of $10,000,000 plus the aggregate Stated Amount at the time of such issuance of all General Letters of Credit that were outstanding immediately prior to the Sixth Amendment Effective Date; provided that no such General Letter of Credit may be requested to be issued if the purpose of such issuance is to assist the Borrower or any of its Subsidiaries in obtaining any financing." "`Replacement Facility' is defined in paragraph (b) of the definition of `Permitted Letters of Credit'."


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                           "`Required Seasonal Facility' means a committed
                  financing facility that is available to the Borrower in an aggregate amount of at least $350,000,000 for the acquisition of Vehicles for use in the United States during periods in which the Borrower and its Subsidiaries customarily experience increased customer rental activity from financing source(s) reasonably satisfactory to each Lender Committee Member pursuant to terms and conditions reasonably satisfactory to each Lender Committee Member."

                           "`Sixth Amendment Effective Date' means the date of
                  the effectiveness of the Sixth Amendment."

                           "`Sixth Amendment' means the Sixth Amendment to
                  Amended and Restated Credit Agreement, dated as of February 9, 2001, among the Borrower, the Lenders parties thereto and the Agents."

                           "`Specified Real Estate Assets' means the real
                  property owned by the Borrower or any of its Subsidiaries at the locations described in Schedule VIII hereto."

                           "`13-Week Consolidated Cash Flow Projections' means,
                  with respect to the relevant 13-week period, a consolidated projected statement of cash flow for the operations of the Borrower and its Subsidiaries for such period in respect of the Borrower's North America segment (i.e., the United States and Canada), detailing the sources and uses of such cash flow, in form and scope consistent with the Initial 13-Week Consolidated Cash Flow Projections."

                  (b) by amending the definition of "Adjusted EBITDA" set forth in such Section in its entirety to read as follows:

                           "`Adjusted EBITDA' means, for any applicable period,

                                    (a)      EBITDA for such period

                  minus

                                    (b)      to the extent added in arriving at

                  such EBITDA, the sum of

                                            (i)  the aggregate amount of
                           depreciation in respect of Vehicles during such period

                  plus

                                            (ii)  Vehicle Interest Expense
                           during such period;


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                  provided, however, that, notwithstanding anything to the
                  contrary herein, Adjusted EBITDA of the Borrower and its Subsidiaries for the period consisting of the fourth Fiscal Quarter of the 2000 Fiscal Year shall be deemed to be equal to negative $59,261,000.";

                  (c) by amending the definition of "Applicable Commitment Fee" set forth in such Section by deleting the last sentence thereof and substituting therefor the following sentence:

                  "Notwithstanding anything to the contrary in this definition, the Applicable Commitment Fee for the period from the Sixth Amendment Effective Date to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about March 31, 2002 shall mean 50.0 basis points.";

                  (d) by amending the definition of "Applicable Margin" set forth in such Section by deleting the last sentence thereof and substituting therefor the following sentence:

                  "Notwithstanding anything to the contrary in this definition, the Applicable Margin with respect to any Loan of any type for the period from the Sixth Amendment Effective Date to the date on which the Administrative Agent receives the Compliance Certificate for the Fiscal Quarter ending on or about March 31, 2002 shall mean (x) 350 basis points with respect to each Loan made or maintained as a Eurocurrency Loan or (y) 250 basis points with respect to each Loan made or maintained as an ABR Loan.";

                  (e) by amending the definition of "Casualty Proceeds" set forth in such Section in its entirety to read as follows:

                           "`Casualty Proceeds' means, with respect to any
                  Casualty Event, the amount of any insurance proceeds or condemnation awards received by or on behalf of the Borrower or any of its Subsidiaries in connection with such Casualty Event (provided that, in the event the aggregate amount of such proceeds or awards resulting from such Casualty Event do not exceed $250,000, such proceeds or awards shall not constitute Casualty Proceeds), but excluding any proceeds or awards required to be paid to a creditor (other than the Lenders) which holds a first-priority Lien permitted by
                  Section 8.2.3 on the property which is the subject of such Casualty Event (including Vehicles securing Vehicle Debt).";

                  (f) by amending the definition of "Compliance Certificate" set forth in such Section in its entirety to read as follows:


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                           "`Compliance Certificate' means a certificate duly
                  completed and executed by an Authorized Officer of the Borrower, substantially in the form of (a) Exhibit D-1 hereto in the case where the "Computation Date" (as defined therein) is on or about March 31, 2001, June 30, 2001, September 30, 2001 or December 31, 2001 and (b) Exhibit D-2 in all other cases, together with, in each such case, such changes thereto as the Administrative Agent may from time to time reasonably request for the purpose of monitoring the Borrower's compliance with the financial covenants contained herein.

                  (g) by amending clauses (b) and (c) of the definition of "EBITDA" set forth in such Section in their entirety to read as follows:

                                    "(b)     to the extent deducted in arriving
                           at such Net Income, the sum, without duplication, of
                           (i) Aggregate Interest Expense, plus (ii) taxes computed on the basis of income plus (iii) the aggregate amount of depreciation and amortization of tangible and intangible assets plus (iv) extraordinary and non-recurring expenses or charges resulting from the Transaction in an amount not to exceed $56,000,000 in the aggregate plus (v) other extraordinary and non-recurring expenses or charges in an amount not to exceed $50,000,000 in the aggregate since the date of the First Amendment plus
                           (vi) Permitted 1999/2000 Restructuring Expenses and, solely for the purposes of determining compliance with clause (d) of Section 8.2.4, Excluded EMEA Losses"

                  minus

                                    (c)      to the extent included in arriving
                           at such Net Income, extraordinary and non-recurring gains in an amount not to exceed, since the date of the Fourth Amendment, the sum of $175,000,000 plus the aggregate amount of Permitted 4Q 2000 Restructuring Expenses actually taken or incurred.";

                  (h) by amending the definition of "Excluded EMEA Losses" in its entirety to read as follows:

                           "`Excluded EMEA Losses' means, with respect to each
                  of the four-consecutive Fiscal Quarters ending on the last day of the fourth Fiscal Quarter of the 2000 Fiscal Year or any Fiscal Quarter of the 2001 Fiscal Year, any loss for such four-consecutive Fiscal Quarters in respect of the operations of the Borrower and its Subsidiaries conducted in Europe, the Middle East and Africa, as separately reported by the Borrower (with such detail as the Administrative Agent may reasonably request) with the financial statements to be furnished to the Lenders pursuant to clauses (a) and (b) of Section 8.1.1 following the


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                  effectiveness of the Fourth Amendment and determined in a
                  manner consistent with the accounting principles applied in the preparation of the financial statements furnished to the Lenders pursuant to Section 8.1.1 prior to the effectiveness of the Fourth Amendment.";

                  (i) by amending the definition of "Loan Commitment Amount" in its entirety to read as follows:

                           "`Loan Commitment Amount' means, on any date, $25,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.3.";

                  (j) by amending clauses (a) and (b) of the definition of "Non-Material Subsidiary" in their entirety to read as follows:

                           "(a)     accounted for no more than 1% of
                  consolidated revenues of the Borrower and its Subsidiaries and 1% of consolidated earnings of the Borrower and its Subsidiaries before interest and taxes, in each case for the four consecutive Fiscal Quarters of the Borrower ending on the last day of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent, and

                           (b) has assets which represent no more than 1% of the consolidated net tangible assets or net intangible assets of the Borrower and its Subsidiaries as of the last day of the last Fiscal Quarter of the most recently completed Fiscal Quarter with respect to which, pursuant to Section 8.1.1, financial statements have been, or are required to have been, delivered by the Borrower to the Administrative Agent,"; and

                  (k) by amending clause (a)(ii) of the definition of "Permitted Business Acquisition" in its entirety to read as follows:

                           "(ii)    in the case of a Business Acquisition other
                  than a Franchisee Acquisition, the aggregate amount of expenditures of the Borrower and its Subsidiaries (excluding Vehicle Debt but including the aggregate amount of any and all other Indebtedness assumed in connection therewith and including the fair market value of any shares of Capital Stock of the Borrower issued in connection therewith) in respect of such Business Acquisition (such amount, the "Subject Amount"), when added to the aggregate amount of all such expenditures of the Borrower and its Subsidiaries in respect of Business Acquisitions (other than Franchisee Acquisitions, the Cruise America Acquisition and the Ryder Acquisition) during the Fiscal Year in which such Subject Amount would be expended, does not exceed $25,000,000 (provided that, following the


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                  effectiveness of the Fourth Amendment, the consideration
                  payable by the Borrower and its Subsidiaries in connection with any such Business Acquisition shall solely consist of Capital Stock of the Borrower, except in the case of the Business Acquisition of the Budget Franchisee operating in Tucson, Arizona, so long as the sum of Indebtedness assumed or incurred in connection therewith (other than Vehicle Debt) and the aggregate payments of cash consideration therefor does not exceed $6,000,000 in the aggregate), and".

         SECTION II.2.2. Additional Amendments to Section 1.1 ("Defined Terms") of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby further amended as follows:

                  (a) by inserting in such Section the following definitions in the appropriate alphabetical order:

                           "`Applicable Real Estate Percentage' means (i) with
                  respect to the first and second Fiscal Quarters of the 2001 Fiscal Year, 50%, and (ii) with respect to each subsequent Fiscal Quarter, 30%."

                           "`Applicable Trademark Percentage' means (i) with
                  respect to the first and second Fiscal Quarters of the 2001 Fiscal Year, 60%, and (ii) with respect to each subsequent Fiscal Quarter, 50%."

                           "`Appraised Value' means, with respect to the
                  Eligible Trademarks, $440,000,000."

                           "`Eligible FF&E' means, at any time of determination
                  thereof, all fixtures, furniture and equipment (collectively, `FF&E') of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                                    (a)      the Borrower or such Subsidiary
                           owns such FF&E, free and clear of all Liens other than (i) the Liens in favor of the Administrative Agent for the benefit of the Lenders and (ii) the Liens described in clause (h) of Section 8.2.3 (provided that the aggregate amount of assessed and unpaid taxes, assessments or other governmental charges or levies that resulted in such Liens shall be deducted from the Net Book Value of Eligible FF&E for purposes of determining the Borrowing Base Amount);


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                                    (b)      the Borrower or such Subsidiary has
                           the full and unqualified right to assign and grant a Lien in such FF&E to the Administrative Agent for the benefit of the Lenders;

                                    (c)      the Administrative Agent has a
                           security interest in such FF&E, which security interest is legal, valid, binding, perfected and first priority under the U.C.C. and all other applicable laws;

                                    (d)      such FF&E is located in one of the
                           States of the United States or the District of Columbia;

                                    (e)      none of such FF&E consists of items
                           in the Borrower's or such Subsidiary's possession but intended by the Borrower or such Subsidiary for return to the suppliers thereof;

                                    (f)      none of such FF&E is obsolete,
                           unsalable, damaged or otherwise unfit for sale; and

                                    (g)      such FF&E has such other
                           characteristics or criteria as the Administrative Agent, in its reasonable discretion, may specify in writing to the Borrower from time to time."

                           "`Eligible Real Estate' means, at any time of
                  determination thereof, all real property (other than fixtures) (the `Specified Real Property') of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor as to which each of the following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                                    (a)      the Borrower or such Subsidiary
                           owns such Specified Real Property, free and clear of all Liens other than (i) the Liens in favor of the Administrative Agent for the benefit of the Lenders,
                           (ii) the Liens described in clause (i) of Section
                           8.2.3 and (iii) the Liens described in clause (h) of
                           Section 8.2.3 (provided that the aggregate amount of assessed and unpaid taxes, assessments or other governmental charges or levies that resulted in such Liens shall be deducted from the Net Book Value of Eligible Real Estate for purposes of determining the Borrowing Base Amount);

                                    (b)      the Borrower or such Subsidiary has
                           the full and unqualified right to assign and grant a Lien in such Specified Real Property to the Administrative Agent for the benefit of the Lenders;


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


                                    (c)      such Specified Real Property is the
                           subject property of (x) a Mortgage that was duly executed, delivered and recorded in favor of the Administrative Agent and (y) a title insurance policy (a "Title Insurance Policy") having terms satisfactory to, and issued in favor of, the Administrative Agent by a title insurer reasonably satisfactory to the Administrative Agent; and

                                    (d)      the Net Book Value of such
                           Specified Real Property does not exceed the face amount of the related Title Insurance Policy;

                                    (e)      such Specified Real Property is
                           located in one of the States of the United States or the District of Columbia; and

                                    (f)      the Administrative Agent has a
                           security interest in such Specified Real Property, which security interest is legal, valid, binding, perfected and first priority under all applicable laws."

                           "`Eligible Trademark' means, at any time of
                  determination thereof, the "Budget" trade name and each other Trademark (as defined in the applicable Security Agreement) of the Borrower or any Subsidiary of the Borrower that is a Subsidiary Guarantor that is directly related to the "Budget" trade name, so long as each of following requirements has been fulfilled to the reasonable satisfaction of the Administrative Agent (which requirements shall be deemed to have been fulfilled to the reasonable satisfaction of the Administrative Agent unless the Administrative Agent shall have otherwise notified the Borrower in writing):

                                    (a)      the Borrower or such Subsidiary
                           owns each such Trademark, free and clear of all Liens other than the Liens in favor of the Administrative Agent for the benefit of the Lenders;

                                    (b)      the Borrower or such Subsidiary has
                           the full and unqualified right to assign and grant a Lien in each such Trademark to the Administrative Agent for the benefit of the Lenders;

                                    (c)      each such Trademark is subsisting
                           and has not been adjudged invalid or unenforceable, in whole or in part;

                                    (d)      each such Trademark is valid and
                           enforceable;

                                    (e)      the Borrower or such Subsidiary has
                           made all necessary filings and recordations to protect its interest in each such Trademark in the United States Patent and Trademark Office;

                                    (f)      the Borrower or such Subsidiary is
                           the exclusive owner of the entire and unencumbered right, title and interest in and to each such Trademark and no claim has been made that the use of any such Trademark does or may violate the asserted rights of any third party;

                                    (g)      the Borrower or such Subsidiary has
                           performed all acts and has paid all required fees and taxes necessary or desirable to maintain each such Trademark in full force and effect in the United States;

                                    (h)      the Administrative Agent has a
                           security interest in each such Trademark, which security interest is legal, valid, binding, perfected and first priority under the U.C.C. and all other applicable laws; and

                                    (i)      each such Trademark is subject to a
                           Trademark Assignment Agreement (as defined in the applicable Security Agreement) that was duly executed and delivered by the Borrower or such Subsidiary to the Administrative Agent."

                  (b) by amending the definition of "Borrowing Base Amount" set forth in such Section in its entirety to read as follows:

                           "`Borrowing Base Amount' means, at any time, an
                  amount equal to the sum (without duplication) of:

                           (a)      85% of Eligible Receivables at such time;

         plus

                           (b) the lesser of (x) 100% of Eligible Cash and Cash Equivalent Investments at such time and (y) $40,000,000;

         plus

                           (c) the sum of (i) 90% of the Net Book Value of all Eligible Repurchase Vehicles at such time and (ii) 85% of the Non-Repurchase Value of all Eligible Non-Repurchase Vehicles at such time;

         plus

                           (d) the sum (without duplication) of (i) the Applicable Trademark Percentage of the Appraised Value of all Eligible Trademarks at such time, (ii) 25% of the Net Book Value of all Eligible FF&E at such time and (iii) the

                  Applicable Real Estate Percentage of the Net Book Value of all Eligible Real Estate at such time; provided that in no event shall the amount added to the Borrowing Base Amount pursuant to this clause (d) exceed the sum of the preceding clauses (a) through (c) for any determination of the Borrowing Base Amount for July 31, 2001 or any date thereafter;

         provided, however, that, at any time during an Investment Grade Period or on or subsequent to the Collateral Release Date, the Borrowing Base Amount shall be deemed to equal the Commitment Amount then in effect.";

                  (c) by amending the definition of "Net Book Value" in its entirety to read as follows:

                           "`Net Book Value' means

                                    (a)      with respect to a Pledged Vehicle,
                           (i) as of any date of determination during the period from the Pledge Date for such Pledged Vehicle to but excluding the Determination Date with respect to the Related Month in which such Pledge Date occurs (such Determination Date, the "Initial Determination Date" for such Pledged Vehicle), the Starting Net Book Value of such Pledged Vehicle, (ii) as of the Initial Determination Date for such Pledged Vehicle, (A) the Starting Net Book Value for such Pledged Vehicle minus (B) the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle through the last day of the Related Month in which the Pledge Date for such Pledged Vehicle occurred, (iii) as of any Determination Date after the Initial Determination Date, (A) the Net Book Value of such Pledged Vehicle as calculated on the immediately preceding Determination Date minus (B) the aggregate Depreciation Charges accrued with respect to such Pledged Vehicle during the Related Month (through the last day thereof). After the Initial Determination Date, on any day which is not a Determination Date, the Net Book Value of a Pledged Vehicle shall be the Net Book Value calculated for such Pledged Vehicle on the most recent Determination Date; and

                                    (b)      with respect to Eligible FF&E or
                           Eligible Real Estate, as of any determination date, the net book value thereof as included in the consolidated balance sheet of the Borrower and its Subsidiaries as of the last day of then most recently completed calendar month in a manner consistent with the preparation of the balance sheet of the Borrower and its Subsidiaries for the 1999 Fiscal Year.";

         SECTION II.2.3. Amendment to Section 2.1.3 ("Lenders Not Permitted or Required To Make Loans or Issue Letters of Credit Under Certain Circumstances") of the Credit Agreement. Section 2.1.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "SECTION 2.1.3. Lenders Not Permitted or Required To Make Loans or Issue Letters of Credit Under Certain Circumstances. No Lender shall be permitted or required to

                           (a) make any Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Loans

                                    (i)      of all Lenders, together with all
                           Letter of Credit Outstandings, would exceed the lesser of (A) the Commitment Amount and (B) the then existing Borrowing Base Amount, or

                                    (ii)     of such Lender, together with its
                           Percentage of all Letter of Credit Outstandings, would exceed such Lender's Percentage of the lesser of (A) the Commitment Amount and (B) the then existing Borrowing Base Amount, or

                                    (iii)  of all Lenders would exceed the Loan
                           Availability Amount; or

                                    (iv)  of such Lender would exceed such
                           Lender's Percentage of the Loan Availability Amount;
                           or

                           (b) issue (in the case of the Issuer) any Letter of Credit if, after giving effect thereto

                                    (i)      all Letter of Credit Outstandings,
                           together with the aggregate outstanding principal amount of all Loans of all Lenders would exceed the lesser of (A) the Commitment Amount and (B) the then existing Borrowing Base Amount, or

                                    (ii)     such Lender's Percentage of all
                           Letter of Credit Outstandings, together with the aggregate outstanding principal amount of all Loans of such Lender would exceed such Lender's Percentage of the lesser of (A) the Commitment Amount and (B) the then existing Borrowing Base Amount."

         SECTION II.2.4. Amendment to Section 2.2.2 ("Mandatory") of the Credit Agreement. Section 2.2.2 of the Credit Agreement is hereby amended by

                  (a) deleting the parenthetical "(or to the payment of Contingent Additional Consideration (as defined in Section 3.4 of the Ryder Merger Agreement) or the Total Warrant Value (as defined in
         Section 3.5 of the Ryder Merger Agreement) to the extent permitted by clause (ii) of the proviso to clause (a) of Section 8.2.6)" therefrom and substituting therefor the following parenthetical:

                  "(or, in the case of Net Disposition Proceeds resulting from the permitted disposition of Specified Real Estate Assets, to the acquisition of any property or assets (other than Indebtedness or Capital Stock) to be used in the business of the Borrower and its Subsidiaries, so long as, in the case such Specified Real Estate Assets constituted Eligible Real Estate, the portion of the consideration received by the Borrower or its relevant Subsidiary in respect of each such permitted disposition that is equal to the Applicable Real Estate Percentage of the Net Book Value of such Eligible Real Estate as of the last day of the then most recently completed month is maintained from (and including) the date the Borrower or such Subsidiary receives such consideration as Eligible Cash and Cash Equivalent Investments hereunder)"; and

                  (b) inserting the following parenthetical at the end of clause (a)(i)(B) of the proviso thereto: "(other than Net Disposition Proceeds which are required to be maintained upon receipt as Eligible Cash and Cash Equivalent Investments pursuant to the immediately preceding clause (a)(i)(A))".

         SECTION II.2.5. Amendment to Section 3.1 ("Repayments and Prepayments") of the Credit Agreement. Section 3.1 of the Credit Agreement is hereby amended by

                  (a) deleting the word "and" at the end of clause (b) thereof;

                  (b) relettering clause (c) thereof to be clause (d) thereof; and

                  (c) inserting a new clause (c) thereto, which clause shall read in its entirety as follows:

                           "(c)     shall, on the last Business Day of May of
                  each Fiscal Year, repay all Loans; and".

         SECTION II.2.6. Amendment to Section 4.2 ("Issuances and Extensions") of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

         "Notwithstanding anything to the contrary herein, no Letter of Credit may be issued on or after Sixth Amendment Effective Date other than (i) a Letter of Credit issued in replacement of an existing Letter of Credit outstanding on the Sixth Amendment

         Effective Date (provided that the Stated Amount of such replacement Letter of Credit shall not exceed the Stated Amount of such existing Letter of Credit), whether or not such replacement Letter of Credit is issued to the same beneficiary of, or for the same purpose as, the Letter of Credit being replaced, and (ii) Permitted Letters of Credit. Not in limitation of, but in furtherance of, the foregoing, the Stated Amount of each Letter of Credit (including each Enhancement Letter of Credit) outstanding on the Sixth Amendment Effective Date or initially issued thereafter shall not be increased in excess of the Stated Amount thereof as in effect on the Sixth Amendment Effective Date or the date of the initial issuance thereof, respectively."

         SECTION II.2.7. Amendment to Section 6.2.4 ("Compliance Certificate") of the Credit Agreement. Section 6.2.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 6.2.4. Cash Flow Certificate. With respect to each Credit Extension requested after March 31, 2001, a certificate executed by an Authorized Officer that is the chief financial officer, chief accounting officer, treasurer or controller of the Borrower, (a) certifying and showing (in reasonable detail and with appropriate calculations and computations (and, if applicable, projections and assumptions) in all respects satisfactory to the Administrative Agent) that the cash flow of the Borrower and its Domestic Subsidiaries used to fund the operations of the Borrower and its Subsidiaries conducted in Europe, the Middle East and Africa for the period commencing on January 1, 2001 and ending on the last day of the then most recently completed month is not greater than the amount set forth opposite such month in Schedule IX hereto and (b) certifying that neither the Borrower nor any of its Subsidiaries is aware of any event or circumstance that exists or is reasonably likely to exist that could reasonably be expected to result in a failure to meet the cumulative cash flow amounts set forth in Schedule IX hereto or a Default arising in respect of a clause (ii) of the proviso to Section 8.2.5."

         SECTION II.2.8. Amendment to Section 8.1.1 ("Financial Information, Reports, Notices, etc.") of the Credit Agreement. Section 8.1.1 of the Credit Agreement is hereby amended by

                  (a) deleting the word "and" at the end of clause (n) thereof;

                  (b) relettering clause (o) thereof to be clause (q) thereof; and

                  (c) inserting new clauses (o) and (p) thereto, which clauses shall read in their entirety as follows:

                           "(o)    promptly upon receipt thereof, copies of all
                  material reports submitted to the Borrower or any of its Subsidiaries by independent public accountants in connection with each annual, interim or special audit of the financial statements of the Borrower and/or its Subsidiaries made by such accountants, including any comment letter submitted by such accountants to management in connection with their annual audit;

                           (p) on or prior to March 9, 2001, 13-Week Consolidated Cash Flow Projections for the period commencing on March 10, 2001, and on or prior to the second Friday of each calendar month subsequent to March 2001, 13-Week Consolidated Cash Flow Projections for the period commencing with the immediately succeeding Saturday; and"

         SECTION II.2.9. Amendment to Section 8.1.5 ("Books and Records") of the Credit Agreement. Section 8.1.5 of the Credit Agreement is hereby amended by:

                  (a) inserting the clause designation "(a)" immediately following the heading of such Section and immediately preceding the first sentence of such Section;

                  (b) deleting the penultimate sentence of such newly lettered clause (a) of such Section and inserting the following sentence in lieu thereof:

                  "In addition to, and without limiting the effect of the foregoing provisions of this Section, (i) the Administrative Agent shall be permitted to engage consultants (other than Arthur Andersen) reasonably acceptable to the Lender Committee Members to review the Borrower's calculation of the Borrowing Base Amount from time to time and the documents to be furnished from time to time pursuant to Section 8.1.1, together with any other matter or matters relating to the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries, in each case as the Lender Committee Members may request (subject to the prior consent of the Borrower as to the scope of such engagement, which consent shall not be unreasonably withheld or delayed),
                  (ii) the Borrower will, and will cause each of its Subsidiaries to, permit such consultants to have access to their respective books, records, officers and accountants for the purpose of completing their engagement and otherwise cooperate with such consultants in completing their engagement, and (iii) the Borrower shall pay any fees and out-of-pocket expenses of such consultants for such engagement that are incurred in connection with the provisions of this sentence (it being understood that, assuming timely delivery of the documents required to be delivered by the Borrower pursuant to Section 8.1.1 and compliance by the Borrower and its Subsidiaries with the terms of this Section, each such engagement should, unless otherwise consented to by the Borrower, end on or prior to June 30, 2001 and not require the engagement by such consultants of their own accountants)."; and

                  (c)      adding a new clause (b) to such Section, which clause
         (b) shall read in its entirety as follows:

                           "(b)     The Borrower shall also arrange for a
                  meeting to be held during the week of April 9, 2001 (with the ability to participate by teleconference), pursuant to which meeting the Lenders will be given an opportunity to discuss the operations, financial condition and prospects of the Borrower and its Subsidiaries (including the operations, financial condition and prospects of the Borrower and its Subsidiaries in Europe, the Middle East and Africa) with the officers of the Borrower. The Borrower shall provide at least 5 Business Days' prior written notice of such meeting and such meeting shall occur during regular business hours on a Business Day."

         SECTION II.2.10. Amendment to Section 8.1 ("Affirmative Covenants") of the Credit Agreement. Section 8.1 of the Credit Agreement is hereby amended by adding a new Section 8.1.13 and Section 8.1.14 thereto:

                  "SECTION 8.1.13. High Tide Debentures Deferral. The Borrower shall (a) take all actions necessary under the High Tides Debentures Indenture (including the delivery of any notices required thereunder) to ensure that the payment of interest on the High Tides Debentures will be deferred for five consecutive quarterly interest payments beginning with the interest payment that would otherwise have been due on March 15, 2001 and (b) provide evidence satisfactory to the Administrative Agent concurrently with the taking of such actions that such actions have in fact been taken.

                  SECTION 8.1.14. Required Seasonal Facility. The Borrower shall cause a Required Seasonal Facility to be in effect prior to April 30, 2001."

         SECTION II.2.11. Amendment to Section 8.2.4 ("Financial Condition") of the Credit Agreement. Section 8.2.4 of the Credit Agreement is hereby amended by

                  (a) inserting a new clause (d) thereto, which clause (d) shall read in its entirety as follows:

                           "(d) as of the last day of any Fiscal Quarter set
                  forth below, Adjusted EBITDA of the Borrower (without giving effect to Excluded EMEA Losses) for the four consecutive Fiscal Quarters ending on such day to be less than the amount set forth opposite such Fiscal Quarter:

                                                          MINIMUM ADJUSTED
                           FISCAL QUARTER                      EBITDA
                           --------------                 -----------------

                                                                              MINIMUM ADJUSTED
                                  FISCAL QUARTER                                   EBITDA
                                  --------------                              ----------------
                           The first Fiscal Quarter of the
                                  2001 Fiscal Year                              $  49,200,000

                           The second Fiscal Quarter of
                                  the 2001 Fiscal Year                         $  36,100,000

                           The third Fiscal Quarter of the
                                  2001 Fiscal Year                             $  56,800,000

                           The fourth Fiscal Quarter of
                                  the 2001 Fiscal Year                         $ 124,100,000."; and

                  (b) by inserting a new clause (e) thereto, which clause (e) shall read in its entirety as follows:

                           "(e) the taking or occurrence of any extraordinary
                  and non-recurring charges or expenses against Net Income during the fourth Fiscal Quarter of the 2000 Fiscal Year other than extraordinary and non-recurring charges or expenses in respect of the operations of the Borrower and its Subsidiaries conducted in Europe, the Middle East and Africa and Permitted 4Q 2000 Restructuring Expenses.".

         SECTION II.2.12. Amendment to Section 8.2.5 ("Investments") of the Credit Agreement. Section 8.2.5 of the Credit Agreement is hereby amended by:

                  (a) amending clause (g) thereto in its entirety to read as follows:

                           "(g) Investments by the Borrower and Subsidiary
                  Guarantors in Subsidiaries of the Borrower (other than Budget Capital) that are not permitted by the preceding clause (f), by way of contributions to capital, the making of loans or advances or the incurrence of Contingent Liabilities (other than Contingent Liabilities permitted pursuant to clause (t) of Section 8.2.2), to the extent the aggregate amount of such Investments in any Fiscal Year does not exceed (x) for each Fiscal Year up to and including the 1999 Fiscal Year, $35,000,000, (y) for the 2000 Fiscal Year, $30,000,000, and
                  (z) for the remaining term of the Agreement, $39,000,000 and the aggregate amount of such Investments at any time outstanding does not exceed $104,000,000;";

                  (b) amending clause (j) thereof to delete the word "and" at the end of such clause;

                  (c) amending clause (k) thereof to insert the word "and" at the end of such clause;

                  (d) inserting a new clause (l) thereto, which new clause shall read in its entirety as follows:

                           "(l) Investments received as a result of the sale,
                  transfer or conveyance of any of the property, business or assets of the Borrower or any of its Subsidiaries pursuant to, and in accordance with, clause (c) of Section 8.2.10 and identified in Schedule X hereto or, in the event received after the Sixth Amendment Effective Date, to the extent the Administrative Agent (for the benefit of the Secured Parties) has a first priority, perfected security interest in such Investments;"; and

                  (e) amending clause (ii) of the proviso thereto in its entirety to read as follows:

                           "(ii) no Investment proposed to be made after
                  November 1, 2000 that would otherwise be permitted hereunder, including any Investment that would be permitted under clause
                  (f), (g), (i) or (k), shall be permitted to be made during any period set forth below to the extent the amount of such Investment that would be utilized, directly or indirectly, in connection with the operations conducted by the Borrower and its Subsidiaries in Europe, the Middle East and Africa would exceed, when taken together with the aggregate amount of all other such Investments made during such period, the amount set forth opposite such period

                                    Period                                                         Amount
                                    ------                                                         ------
                           November 1, 2000 through
                               January 31, 2001                                                $  30,000,000

                           February 1, 2001 through
                               March 31, 2001                                                  $  19,000,000

                           April 1, 2001 through
                               June 30, 2001                                                   $   6,000,000

                           July 1, 2001 through
                               September 30, 2001                                              $           0

                           September 30, 2001 through
                               December 31, 2001                                               $   4,000,000

                           Thereafter                                                          $           0;

                  provided, that, to the extent such Investments are made in any period set forth above in an amount less than the maximum amount permitted for such period as provided in this clause (inclusive of any increase to such maximum amount as a result of the operation of this proviso), such Investments which the Borrower or its Subsidiaries may make in the immediately subsequent period set forth above (but not for any period commencing after December 31, 2001) shall be increased by the amount of such permitted Investments not so made in the immediately preceding period; and".

         SECTION II.2.13. Amendment to Section 8.2.6 ("Restricted Payments, etc.") of the Credit Agreement. Clause (c) of Section 8.2.6 of the Credit Agreement is hereby amended by deleting the word "and" at the end thereof and by inserting the following proviso (flush against the applicable left margin):

         "provided, however, that, notwithstanding anything to the contrary, no payments of interest shall be made under the High Tides Debenture or High Tides Debenture Indenture during the period from the Sixth Amendment Effective Date to June 1, 2002; and".

         SECTION II.2.14. Amendment to Section 8.2.7 ("Capital Expenditures, etc.") of the Credit Agreement. Clause (a) of Section 8.2.7 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(a) The Borrower will not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except (i) Capital Expenditures for the acquisition of Vehicles and (ii) other Capital Expenditures which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:

                    1998                                                          $   86,000,000
                    1999                                                          $  110,000,000
                    2000                                                          $   60,000,000
                    2001                                                          $   35,000,000
                    2002                                                          $   35,000,000
                    2003                                                          $   35,000,000."

         SECTION II.2.15. Amendment to Section 8.2.10 ("Asset Dispositions, etc.") of the Credit Agreement. Clause (c)(ii) of Section 8.2.10 of the Credit Agreement is hereby amended by inserting the parenthetical "(other than Specified Real Estate Assets)" after the phrase "the fair market value of such assets".

         SECTION II.2.16. Amendment to Section 8.2 ("Negative Covenants") of the Credit Agreement. Section 8.2 of the Credit Agreement is hereby amended by inserting a new Section 8.2.17 and Section 8.2.18 thereto, which new Sections shall read in their entirety as follows:

                  "SECTION 8.2.17. Pledged Vehicles. The Borrower shall not permit, on March 31, 2001 and during the immediately succeeding 10-day period and on June 30, 2001 and during the immediately succeeding 10-day period, the sum of (i) the Net Book Value of all Eligible Repurchase Vehicles during such period and (ii) the Non-Repurchase Value of all Eligible Non-Repurchase Vehicles during such period to be less than (x) $55,000,000 in the case where such period is the period commencing March 31, 2001 or (y) $75,000,000 in the case where such period is the period commencing June 30, 2001.

                  SECTION 8.2.18. Certain Issuances. The Borrower shall not, and shall not permit any of its Subsidiaries to, issue, or agree to issue, any shares of its Capital Stock, including any warrants, options or other rights to acquire its Capital Stock (and including in Capital Stock for purposes of this Section 8.2.18 stock appreciation rights or similar rights), to any provider, underwriter or arranger of any secured financing to the Borrower or any of its Subsidiaries (or any Affiliate of such provider, underwriter or arranger) in connection with the providing, underwriting or arranging of such financing, unless

                           (i) prior written notice of such financing and such
                  issuance setting forth the terms and conditions thereof is furnished to each Lender Committee Member, and

                           (ii) in the event the Lender Committee Members
                  holding a majority of the Commitment Amount held in the aggregate by them determine that such Capital Stock, when taken together with all other compensation to be received by such provider, underwriter or arranger (including (x) structuring, underwriting, placement, arrangement and similar fees, (y) commitment, usage and similar fees and (z) interest and other charges in respect of credit actually extended, in each case whether payable in cash or other property), would exceed the compensation that such Lender Committee Members in good faith determine would be customary for such financing, the Borrower has issued to each Lender, or has caused its relevant Subsidiary to issue to each Lender, such Lender's pro rata portion (based on such Lender's Percentage of the Commitment Amount) of shares or rights of the class or type of Capital Stock issued or issuable in connection with such financing the aggregate value of which shares or rights such Lender Committee Members determine in good faith is equal to such excess multiplied by a fraction the numerator or which is equal to the Commitment

                  Amount and the denominator of which is equal to the aggregate amount of such financing."

         SECTION II.2.17. Amendment to Section 9.1.3 ("Non-Performance of Certain Covenants and Obligations") of the Credit Agreement. Section 9.1.3 of the Credit Agreement is hereby amended by deleting the words ", or 8.1.9" therefrom and inserting the words ", 8.1.9, 8.1.13 or 8.1.14" in lieu thereof.

         SECTION II.2.18. Amendment to Section 9.1.5 ("Default on Other Indebtedness, etc.") of the Credit Agreement. Section 9.1.5(b) of the Credit Agreement is hereby amended by inserting the phrase "or any Replacement Facility" after the term "CP Program".

         SECTION II.2.19. Amendment to Section 10.3 ("Exculpation") of the Credit Agreement. Section 10.3 of the Credit Agreement is hereby amended to add the following sentence at the end of such Section:

                  "In connection with the Sixth Amendment, a committee comprised of Lender Committee Members was established to assist the Administrative Agent in making certain evaluations and decisions under the Credit Agreement and the other Loan Documents, and in connection therewith, and in reliance of this sentence, each Lender Committee Member shall be entitled in its capacity as such to all rights and benefits afforded to the Administrative Agent under the provisions of this Section
                  10.3 and any similar provision hereunder or under any other Loan Document.".

         SECTION II.2.20. Amendment to Section 10.4 ("Successor") of the Credit Agreement. Clause (b) of Section 10.4 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "(b) Section 11.3 and Section 11.4 shall continue to insure to its benefit."

         SECTION II.2.21. Amendment to Article X ("The Agents") of the Credit Agreement. Article X of the Credit Agreement is hereby amended by adding a new
Section 10.8 thereto:

                  "SECTION 10.8. Release of Collateral. Each Secured Party irrevocably authorizes the Administrative Agent to release any Guarantor from its obligations under the Subsidiary Guaranty and any Lien granted to or held by or in favor of the Administrative Agent for the benefit of the Secured Parties upon the occurrence of the date by which all Obligations have been paid in full in cash and all Letters of Credit and Commitments have expired or been terminated or in connection with (i) collateral under the Loan Documents being disposed of in accordance with the terms of Section 8.2.10 and the other relevant provisions of this Agreement or (ii) the release of any Guarantor the Capital Stock of which has been disposed of in accordance with the terms of Section 8.2.10 and the other relevant provisions of this Agreement; provided, however, that the

         Administrative Agent may, prior to any such release, request that the Borrower certify in a written notice delivered to the Administrative Agent (with such detail as the Administrative Agent may reasonably request) that such disposition or release is made in compliance with the terms of the Loan Documents. Upon request by the Administrative Agent at any time, each Secured Party will confirm in writing the Administrative Agent's authority to release any Guarantor or particular types or items of collateral under the Loan Documents pursuant to this
         Section 10.8.".

         SECTION II.2.22. Amendment to Schedules and Exhibits to the Credit Agreement. (a) The schedules to the Credit Agreement are amended to include Annexes I, II, III and IV hereto as Schedules VII, VIII, IX and X, respectively, to the Credit Agreement.

         (b) The exhibits to the Credit Agreement are amended to

                  (i) reletter Exhibit D ("Form of Compliance Certificate") to the Credit Agreement to be Exhibit D-2 to the Credit Agreement;

                  (ii) to include Annex V hereto as Exhibit D-1 to the Credit Agreement; and

                  (iii) to amend and restate Exhibit E ("Form of Borrowing Base Certificate") to the Credit Agreement in its entirety to read as set forth in Annex VI hereto.

         SECTION II.3. Consent. The parties hereto hereby agree that the Borrowing Base Certificate that is to be delivered by the Borrower pursuant to
Section 3.7 (the "December Borrowing Base Certificate") shall be deemed to (a) constitute the Borrowing Base Certificate required to be delivered under the Credit Agreement in respect of the month ending December 31, 2000 and (b) substitute for any previously delivered Borrowing Base Certificate for such month for all purposes of the Credit Agreement and each other Loan Document as if the December Borrowing Base Certificate had been delivered on the date such previously delivered Borrowing Base Certificate was delivered.

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION III.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Required Lenders; provided that the amendments and modifications set forth in Section 2.2.2 and Section 2.2.22(b)(iii) and the consent set forth in Section 2.3 shall not become effective unless the Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by each of the Supermajority Lenders.

         SECTION III.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the Sixth Amendment Effective Date, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.

         SECTION III.3. Execution of Affirmation and Acknowledgment. The Administrative Agent shall have received an affirmation and acknowledgment, dated the Sixth Amendment Effective Date and in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION III.4. Opinions of Counsel. The Administrative Agent shall have received opinions, dated the Sixth Amendment Effective Date and addressed to the Agents, the Issuer and the Lenders, from (i) King & Spalding, counsel to the Obligors, and (ii) the general counsel of the Borrower, in each case, in form and substance satisfactory to the Administrative Agent.

         SECTION III.5. Amendment Fee. The Administrative Agent shall have received the amendment fees due and payable pursuant to Section 5.4.

         SECTION III.6. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.5 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).

         SECTION III.7. Borrowing Base Certificate. As an additional condition precedent to the effectiveness of the amendments and modifications set forth in
Section 2.2.2 and Section 2.2.22(b)(iii) and the consent set forth in Section 2.3, the Administrative Agent shall have received, with counterparts for each Lender, a Borrowing Base Certificate, substantially in the form of Annex VI hereto (and utilizing the Applicable Real Estate Percentage and Applicable Trademark Percentage that would be relevant for the First Quarter of the 2001 Fiscal Year) and dated the Sixth Amendment Effective Date, for the calendar month ending December 31, 2000 that is calculated as of such date, certified by an Authorized Officer of the Borrower.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties. In order to induce the requisite Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a the representations and warranties set forth in Article VII of the Credit Agreement (excluding, however, those contained in Section
         7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i no labor controversy, litigation, arbitration or
                  governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii no development has occurred in any labor
                  controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c after giving effect to this Amendment, no Default has occurred and is continuing, and neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;

                  (d this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (e the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION IV.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower (including the Initial 13-Week Consolidated Cash Flow Projections) have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.

         SECTION IV.3. Compliance with Credit Agreement. After giving effect to this Amendment, each Obligor is in compliance with all the terms and conditions of the Credit Agreement and the other Loan Documents to be observed or performed by it thereunder, and no Default has occurred and is continuing.

                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION V.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein, waived hereby or consented to hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION V.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION V.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION V.4. Amendment Fee. Upon satisfaction of the condition set forth in Section 3.1, the Borrower shall pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender that has executed and delivered (including delivery by way of facsimile) a copy of this Amendment to the attention of Mr. Kenneth Suh at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910 at or prior to noon, New York time, on February 13, 2001 (as such time may be extended by the Borrower), in the amount of 1/4 of 1% of such Lender's Commitment. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York time, on February 14, 2001 (or, in the event the date in the immediately preceding sentence has been extended, the Business Day that immediately succeeds such extended date) to the Administrative Agent for the pro rata account of the Lenders entitled to receive such amendment fee.

         SECTION V.5. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION V.6. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION V.7. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION V.8. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION V.9. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION V.10. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION V.11. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                       BUDGET GROUP, INC.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE FIRST BOSTON, as a Lender
                                       and the Administrative Agent



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANK OF AMERICA, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANK OF HAWAII



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANK OF MONTREAL



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NEW YORK



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NOVA SCOTIA



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                         NEW YORK BRANCH



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                         S.A. GROUP, NEW YORK BRANCH



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANK UNITED



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANKERS TRUST COMPANY



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BNP PARIBAS



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BANQUE WORMS CAPITAL CORPORATION



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       BHF (USA) CAPITAL CORPORATION



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       CHASE MANHATTAN BANK, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       CREDIT INDUSTRIEL ET COMMERCIAL



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                         CHICAGO BRANCH



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       CREDIT AGRICOLE INDOSUEZ



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       CREDIT LYONNAIS CHICAGO BRANCH



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       DRESDNER BANK AG, NEW YORK AND
                                         GRAND CAYMAN BRANCHES



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       ERSTE BANK DER OESTERREICHISCHEN
                                         SPARKASSEN AG



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       FLEET BANK, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE FUJI BANK, LIMITED



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       IMPERIAL BANK



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       GENERAL ELECTRIC CAPITAL
                                         CORPORATION



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                         INCORPORATED



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       NATEXIS BANQUE



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       SATELLITE DISTRESSED CREDITS FUND, LLC

                                       By: Satellite Asset Management, L.P., its
                                              Investment Manager



                                           By
                                             -----------------------------------
                                             Name:
                                             Title:

                                       SOUTHERN PACIFIC BANK



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE SUMITOMO BANK, LIMITED,
                                         NEW YORK BRANCH



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       SUNTRUST BANK CENTRAL FLORIDA, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       TORONTO DOMINION (TEXAS), INC.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       THE SUMITOMO BANK, LIMITED,
                                         NEW YORK BRANCH



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       SUNTRUST BANK CENTRAL FLORIDA, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       TORONTO DOMINION (TEXAS), INC.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                       UNION BANK OF CALIFORNIA, N.A.



                                       By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      S-8